Exhibit 10.2

$40,000,000.00 REVOLVING CREDIT LOAN

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

originally dated as of June 27, 2002

by and among

IDX SYSTEMS CORPORATION,

IDX INFORMATION SYSTEMS CORPORATION and

IDX INVESTMENT CORPORATION

and

GE HFS HOLDINGS, INC.

f/k/a HELLER HEALTHCARE FINANCE, INC.

Amended as of April 29, 2004

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 29th day of April, 2004, by and among IDX SYSTEMS CORPORATION, a Vermont corporation, IDX INFORMATION SYSTEMS CORPORATION, a Vermont corporation, and IDX INVESTMENT CORPORATION, a Vermont corporation (collectively, the “Borrower”), and GE HFS HOLDINGS, INC., a Delaware corporation f/k/a HELLER HEALTHCARE FINANCE, INC. (“Lender”).

RECITALS

A. Pursuant to that certain Loan and Security Agreement dated June 27, 2002 (as amended hereby and as further amended, modified and restated from time to time, collectively, the “Loan Agreement”) by and among Borrower and Lender, the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Lender and Borrower desire hereby to amend the Loan Agreement as hereinafter provided.

C. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendment to the Loan Agreement:

1. Amendment to Loan Agreement. Section 7.11(d) of the Loan Agreement shall be amended and restated as follows:

“(d) Minimum Net Cash Flow. Borrower, on a consolidated basis and at the end of each calendar quarter set forth below, shall not at any time during the Term permit its Net Cash Flow for the 12-month period then ended to fall below the amounts set forth below:

Quarter	Amount for Rolling Twelve Months
March 31, 2004	$15,000,000
June 30, 2004	$16,000,000
September 30, 2004	$18,000,000
December 31, 2004	$20,000,000
March 31, 2005	$20,000,000”

2. Confirmation of Representations and Warranties. Borrower hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to the Borrower, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except for Permitted Liens.

3. Release. Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, “Claims”) in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents that arise from events occurring prior to the date of this Amendment, except to the extent caused by Lender’s gross negligence or willful misconduct.

4. Costs. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including all reasonable fees of Lender’s in-house counsel.

5. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import, and each reference in any other Loan Document to the “Loan Agreement”, shall, in each case, mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

7. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

WITNESS/ATTEST:		LENDER:

GE HFS HOLDINGS, INC.,
f/k/a HELLER HEALTHCARE FINANCE, INC.,
a Delaware corporation

By:	/s/ SCOTT B. TOWERS	By:	/s/ JEFFREY P. HOFFMAN
Name:	Scott B. Towers	Name:	Jeffrey P. Hoffman
Title:	Vice President	Title:	Vice President

BORROWER:

IDX SYSTEMS CORPORATION,
a Vermont corporation

By:	/s/ PAMELA KEEFE	By:	/s/ JOHN A. KANE
Name:	Pamela Keefe	Name:	John A. Kane
Title:		Title:	CFO

IDX INFORMATION SYSTEMS CORPORATION,
a Vermont corporation

By:	/s/ PAMELA KEEFE	By:	/s/ JOHN A. KANE
Name:	Pamela Keefe	Name:	John A. Kane
Title:		Title:	CFO

IDX INVESTMENT CORPORATION,
a Vermont corporation

By:	/s/ PAMELA KEEFE	By:	/s/ JOHN A. KANE
Name:	Pamela Keefe	Name:	John A. Kane
Title:		Title:	CFO

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